Exhibit 99.2

1 INVESTOR CALL 1Q 2024 April 23, 2024, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 060240 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

DISCLOSURES 2 Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity; (2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships; (4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank; (5) changes in management’s plans for the future; (6) prevailing, or changes in, economic or political conditions, particularly in our market areas, including the effects of declines in the real estate market, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (7) increased technology and cybersecurity risks, including generative artificial intelligence risks; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of SmartFinancial’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (14) potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures, including: (i) operating revenue, (ii) operating earnings, (iii) operating return on average assets, (iv) operating return on average shareholders’ equity, (v) return on average tangible common equity, (vi) operating return on average tangible common equity, (vii) operating efficiency ratio; (viii) tangible common equity; (ix) average tangible common equity; (x) tangible book value; (xi) operating pre-provision net revenue earnings; (xii) operating noninterest income; (xiii) operating noninterest expense; (xiv) tangible assets; and ratios derived therefrom, in its analysis of the company's performance. Operating revenue includes the earnings from net interest income and operating noninterest income (Non-GAAP). Operating earnings excludes the following from net income: securities gains and losses, merger related and restructuring expenses, and the income tax effect of adjustments. Operating return on average assets is the annualized operating earnings (Non-GAAP) divided by average assets. Operating return on average shareholders’ equity is the annualized operating earnings (Non-GAAP) divided by average equity. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non-GAAP). Operating return on average tangible common equity is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio. Tangible common equity and average tangible common equity exclude goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding. Operating pre-provision, net-revenue earnings is net interest income plus operating noninterest income (Non-GAAP) less operating noninterest expense (Non-GAAP). Operating noninterest income and operating noninterest expense exclude non-operating related income and expense items. A detailed reconciliation of these items are available in the Non-GAAP reconciliations included in this presentation. Tangible assets excludes goodwill and other intangibles from total assets. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management believes these Non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Unless otherwise indicated, all financial data contained in this presentation is as of 3/31/24

$0.68 $0.37 $0.55 $0.68 $0.41 $0.49 1Q23 4Q23 1Q24 GAAP EPS Diluted Operating EPS $26.08 $27.07 $27.37 $19.66 $20.76 $21.12 1Q23 4Q23 1Q24 BV Per Share TBV Per Share 0.97% 0.52% 0.77% 0.97% 0.57% 0.69% 1Q23 4Q23 1Q24 GAAP ROAA Operating ROAA 14.4% 7.2% 10.6% 14.4% 8.0% 9.5% 1Q23 4Q23 1Q24 GAAP ROATCE Operating ROATCE AOCI Impact 3 Unless otherwise indicated, financial data as of or for the three months ended 3/31/24 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2) QoQ: Quarter-over-Quarter 3) “Loans” for purposes of this presentation includes all SmartFinancial loans and leases 4) AOCI: Accumulated Other Comprehensive Income QUARTERLY HIGHLIGHTS: FIRST QUARTER 2024 7.9% QoQ2 Annualized Tang. Book Value Per Share Growth (Excluding AOCI)1,4 $0.49 Diluted Operating EPS1 0.69% Operating Return on Average Assets1 9.5% Operating Return Average Tang. Common Equity1 73% Operating Efficiency Ratio1 11.8% QoQ Annualized Deposit Growth 3.8% QoQ Annualized Organic Loan3 Growth 79% Loan / Deposit Ratio 0.18% Non-Performing Assets / Assets $5.0 Billion in Total Assets Diluted Earnings Per Share Book Value Per Share Return on Average Assets Return on Average Tangible Common Equity 1 1 1 1 1,4 $22.73 $21.12 $22.29 $20.76 $19.66 $21.34

$6,174 $9,358 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $0.41 $0.55 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $29,257 $40,101 $- $5, 000 $10, 000 $15, 000 $20, 000 $25, 000 $30, 000 $35, 000 $40, 000 $45, 000 $50, 000 $2,408 $3,478 $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $2,540 $4,394 $(200) $300 $800 $1, 300 $1, 800 $2, 300 $2, 800 $3, 300 $3, 800 $4, 300 $4, 800 0.28% 0.18% $- $0 $0 $0 $0 $0 4 GAAP KEY MEASURE TRENDS: $ in Thousands Net Income: Diluted Earnings Per Share: Total Revenue: Loans HFI: Deposits: NPAs / Assets: $ in Thousands $ in Millions $ in Millions Diluted Earnings Per Share: Net Income / Diluted Common Shares Outstanding Total Revenue: Net Interest Income + Total Non-Interest Income Loans HFI: Total Loans Held for Investment NPAs / Assets: Total Nonperforming Assets / Total Assets

$7,253 $8,360 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $0.48 $0.49 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $11,912 $10,202 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 0.93% 0.69% $- $0 $0 $0 $0 $0 $0 $0 11.51% 9.49% $- $0 $0 $0 $0 $0 $0 $0 $0 $0 $16.90 $21.12 $15 $16 $17 $18 $19 $20 $21 $22 5 NON-GAAP KEY MEASURE TRENDS1 : 1) Operating Earnings, Operating Diluted EPS, Operating PPNR, Operating ROAA, Operating ROATCE, and Tangible Book Value Per Share are all Non-GAAP financial measures. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $ in Thousands Operating Earnings: Operating Diluted EPS: Operating PPNR: Operating ROAA: Operating ROATCE: Tangible Book Value Per Share: $ in Thousands Operating Diluted Earnings Per Share: Operating Earnings / Diluted Common Shares Outstanding Operating Pre-Provision Net Revenue: Net Interest Income + Operating Non-Interest Income – Operating Non-Interest Expense Operating Non-Interest Income: Non-Interest Income Adjusted for Non-Operating, Non-Recurring Items Operating Non-Interest Expense: Non-Interest Expense Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Assets: Operating Earnings / Average Assets Tangible Book Value Per Share: Tangible Common Equity / Total Common Shares Outstanding Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles Operating Earnings: Net Income Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Tangible Common Equity: Operating Earnings / Average Tangible Common Equity Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles $ in Thousands

6 SMARTFINANCIAL: EXPANDING SOUTHEAST FRANCHISE $5.0 Billion in Total Assets $3.5 Billion in Total Loans We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank’s success. $4.4 Billion in Total Deposits 42 Total Branches Nashville Knoxville Huntsville Tuscaloosa Mobile Pensacola Birmingham Auburn Tallahassee Dothan Montgomery SmartBank Branch Offices Chattanooga Balance sheet and branch count represent 6/30/23 balances 1) Knox News Sentinel Top Workplaces survey Panama City 1

$1.0 $1.1 $1.7 $2.3 $2.4 $3.3 $4.6 $4.6 $4.8 $5.0 $- $1 $2 $3 $4 $5 $6 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 '24 7 SMARTBANK JOURNEY: LOOKING AHEAD Validation: Scaling: Leveraging: • Focused on validating platform and substantiating market need • Completed Cornerstone merger-of-equals • Completed functional initial public offering • Began expanding commercial banking product offering • Quickly recognized the need for scale to spread operating cost over larger asset base • Focused on building scale through asset growth with emphasis on fee revenue drivers • Completed four bank acquisitions • Acquired Fountain Equipment Finance • Started dealer floor plan lending unit • Expanded into seven new DeNovo markets • Broadened Treasury Management and commercial banking product package • Implemented several multi-year IT infrastructure projects • Consolidated inconsistent legacy products, services and operational procedures • Focus on leveraging existing investments to efficiently deploy capital and enhance EPS and ROATCE • Strategic hiring supported by existing infrastructure • Further investment in commercial banking business • Heightened focus on commercial sales process • Targeted business relationship generation and client profitability profiles • Operational and product enhancement in key areas (Treasury Management, digital capabilities, etc.) • M&A focus shifted to strategics and/or “needle moving” opportunities $ in Billions, unless otherwise indicated Strategic Focus: Leverage Existing Infrastructure Investments to Drive Profitability and Optimize Efficiency

$( 500, 000) $- $500, 000 $1, 000, 000 $1, 500, 000 $2, 000, 000 MARKET AREA: BUILDING DENSITY IN ATTRACTIVE SOUTHEAST MARKETS 8 ► Producers: 44 ► Loans: 61% ► Deposits: 66% ► ’21-’24 CAGR: 8% Tennessee Source: S&P Market Intelligence; U.S. Census; https://www.forbes.com/best-places-for-business 1) Market loan and deposit percentages shown as a percentage of the total loans and deposits of SmartBank as of 3/31/24, respectively 2) Producers includes relationship managers, market leaders and regional presidents responsible for meeting business production goals 3) 12/31/21 – 3/31/24 Compound Annualized Growth Rate based on market loan growth over the time period Profile by Market Area: Abundant Organic Opportunity US Population Migration: Strong Migration into Great Markets 1,2,3 ► Producers: 29 ► Loans: 21% ► Deposits: 26% ► ’21-’24 Growth: 23% Alabama ► Producers: 9 ► Loans: 18% ► Deposits: 8% ► ’21-’24 Growth: 18% Coastal July 1, 2022 to July 1, 2023 Forbes Top 200 Best Places for Business and Careers Nashville: #15 Knoxville: #86 Huntsville: #93 Tallahassee: #103 Pensacola: #105 Chattanooga: #116 Birmingham: #165 Mobile: #184 Montgomery: #191 Knoxville Nashville Huntsville Pensacola Birmingham Tallahassee Montgomery Chattanooga Mobile 1.1% 1,423,260 0.2% 137,299 0.2% 126,255 -43,330 1.1%

$1,897 $2,382 $2,693 $3,254 $3,444 $3,478 5.71% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 9 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 15% Since 2019 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Consistent Organic Growth 23% 23% 23% 23% 23% 27% 26% 26% 27% 27% 17% 18% 18% 19% 19% 12% 12% 11% 9% 9% 18% 19% 19% 19% 19% $3,282 $3,338 $3,379 $3,444 $3,478 1Q23 2Q23 3Q23 4Q23 1Q24 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other

1-4 Family (NOO) 22% Resi/Comm Land Dev. 12% Resi/Comm Land 16% CRE (OO) 21% CRE (NOO) 13% Multifamily 22% Hotel & Hospitality 33% Retail Space 13% Office Space 12% Misc. 10% 10 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Closely Monitored with No Concentration Concerns 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate 2) Outstanding principal balance shown $950 Million2 - 27% of Total Loans $323 Million2 - 9% of Total Loans

$5,021 $5,712 $5,881 $9,735 $8,995 0.11% 0.12% 0.12% 0.20% 0.18% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 1Q23 2Q23 3Q23 4Q23 1Q24 Nonperforming Loans OREO & Other Repos Nonperforming Assets / Total Assets 287% 285% 285% 280% 275% 88% 88% 83% 72% 70% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 1Q23 2Q23 3Q23 4Q23 1Q24 CRE Loans / Capital C&D Loans / Capital $8,343 $8,438 $9,094 $13,828 $10,737 0.25% 0.25% 0.27% 0.40% 0.31% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 1Q23 2Q23 3Q23 4Q23 1Q24 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.26% 0.26% 0.31% 0.37% 0.31% 0.03% -0.01% 0.04% 0.04% 0.09% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 1Q23 2Q23 3Q23 4Q23 1Q24 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $32,279 $32,747 $33,687 $35,066 $34,203 0.98% 0.98% 1.00% 1.02% 0.98% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 $46, 000 $48, 000 $50, 000 1Q23 2Q23 3Q23 4Q23 1Q24 Allowance for Credit Losses (ACL) ACL / Loans HFI 11 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

23% 24% 22% 21% 21% 23% 22% 23% 24% 23% 42% 41% 42% 42% 44% 12% 13% 13% 13% 12% $4,230 $4,200 $4,247 $4,268 $4,394 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $2,047 $2,805 $4,022 $4,077 $4,268 $4,394 2.52% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $5, 000 2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 12 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 79% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Overall Stability Despite Some Mix Shift

$170 $152 $2 $44 $38 $115 $45 $64 $36 $2 $- $50 $100 $150 $200 $250 $300 $350 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate CDs $61 $14 $12 $11 $15 $11 $11 9% 13% 17% 20% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q2 '24 Q4 '24 Q2 '25 Q4 '25 Quarterly Principal Cumulative Principal Returned as % of Total 13 SECURITIES DETAIL: SIGNIFICANT CASHFLOW RETURN 1H ‘24 $ in Millions, unless otherwise indicated Portfolio Summary Principal Cashflow Schedule ~$61 Million Maturing in Q2 ‘24 Portfolio Mix by Par Value Risk Adverse Portfolio Designed for Liquidity $688 Million Book Value 3.38% Book Yield ($54) Million Unrealized Loss • ($35) Million in Available-for-Sale Securities (AFS) • ($19) Million in Held-to-Maturity (HTM) 5.4 Year Average Life 3.3 Year Effective Duration 75% / 25% (AFS / HTM)

14 REPRICING SCHEDULE: YIELD ENHANCEMENT ON HORIZON $90 Million in Fixed Rate Loans Yielding 5.54% Maturing by 2024 Year End $95 Million in Adjustable-Rate Loans Yielding 5.60% Maturing or Repricing by 2024 Year End $838 Million in Variable Floating Rate Loans Yielding 7.82% Repricing Monthly $87 Million in Investment Portfolio Principal Cash Flow Yielding 2.65% Returning by 2024 Year End FYE 2026 & ($ in millions) 2Q24 3Q24 4Q24 2025 Beyond Loan Repricing Schedule: Fixed Rate Loans $ 32 $ 32 $ 26 $ 177 $ 1,726 Weighted Average Yield 5.78% 5.53% 5.26% 4.44% 4.96% Adjustable Rate Loans $ 46 $ 24 $ 25 $ 69 $ 498 Weighted Average Yield 4.73% 6.57% 6.31% 5.57% 4.97% Investment Cashflow Schedule: Principal Cashflow $ 61 $ 14 $ 12 $ 48 $ 533 Yield Roll-Off 2.07% 4.02% 3.98% 4.05% 3.41%

108% 94% Peer Average SMBK 93% 79% Peer Average SMBK 15 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.0 billion and $8.0 billion 2) FRB discount window and Bank Term Funding Program borrowing capacity shown as of March 31, 2024 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Ample Access to a Variety of Funding Robust Liquidity on Hand $1.5 Billion in Untapped Liquidity Sources $633 Million in On-Balance Sheet Liquidity 1.4x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated 2 Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $478 $0 $478 Unpledged Securities 155 0 155 Available Sources of Liquidity: Fed Funds 98 0 98 FHLB 581 154 427 FRB 352 0 352 HC LoC 35 6 29 Total Liquidity $1,699 $160 $1,539

$35,982 $31,575 $31,006 $31,517 $31,721 $6,925 $7,130 $7,492 $7,579 $7,034 $42,907 $38,705 $38,498 $39,096 $38,755 3.31% 2.93% 2.81% 2.86% 2.85% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q23 2Q23 3Q23 4Q23 1Q24 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) $307 $239 $400 $352 $478 $845 $824 $667 $690 $655 17.7% 17.4% 13.9% 14.3% 13.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1, 000 $1, 200 1Q23 2Q23 3Q23 4Q23 1Q24 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets 16 LIQUIDITY MANAGEMENT: NAVIGATING MARGIN PRESSURE Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated 1Q23 2Q23 3Q23 4Q23 1Q24 Cash Yield 4.77% 4.02% 5.26% 5.52% 5.53% Sec. Yield (AFS/HTM)1 2.11% 2.30% 2.35% 2.79% 2.94% Loans (less Accr. & Fees) 5.20% 5.39% 5.52% 5.61% 5.71% Loan Accr. & Fees 0.37% 0.12% 0.10% 0.07% 0.11% Loan Yield (incl. Accr. & Fees) 5.57% 5.51% 5.61% 5.68% 5.82% IE Asset Yield 4.88% 4.82% 4.99% 5.22% 5.36% NIM (FTE) 3.31% 2.93% 2.81% 2.86% 2.85%

$(518), -0.4% $473 , 0.4% $(1,715), -1.3% Interest Income % Change Shock -200bps Shock -100bps Shock +100bps $646 , 0.5% $371 , 0.3% Interest Income % Change $(1,390), -1.0% Ramp -200bps Ramp -100bps Ramp +100bps $1,993 57% $617 18% $884 25% Fixed Rate LT Variable ST Variable 17 INTEREST RATE SENSITIVITY Fixed vs. Variable Rate Loans Static Shock / Rate Ramp Analysis1 1) Based on 12-month static rate shock and ramp analysis as of 3/31/24. These estimates of changes in SmartFinancial’s net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results $2.0 Billion Fixed Rate Loans $1.4 Billion Variable Rate Loans • $884 Million Short-Term Variable Rate (Resetting within 1 - 3 Months) • $617 Million Long-Term Variable Rate (Resets > 3 Months) $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

$6,925 $7,130 $7,492 $7,579 $7,034 1Q23 2Q23 3Q23 4Q23 1Q24 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income 18 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated

64% 71% 74% 73% 73% 1Q23 2Q23 3Q23 4Q23 1Q24 Operating Efficiency Ratio $27,529 $27,410 $28,406 $28,770 $28,553 1Q23 2Q23 3Q23 4Q23 1Q24 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 19 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

7.2% 7.3% 7.2% 7.5% 7.4% 1Q23 2Q23 3Q23 4Q23 1Q24 10.0% 10.1% 10.1% 10.2% 10.2% 1Q23 2Q23 3Q23 4Q23 1Q24 7.9% 8.2% 8.1% 8.3% 8.2% 1Q23 2Q23 3Q23 4Q23 1Q24 11.8% 11.9% 11.9% 11.9% 11.9% 1Q23 2Q23 3Q23 4Q23 1Q24 $16.82 $17.92 $19.26 $19.09 $20.76 $21.12 $16.80 $17.77 $19.17 $21.18 $22.29 $22.73 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 TBV Per Share Adj. TBV Per Share (Ex. AOCI) CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 20 Note: Capital ratio data as of the most recent period ended 3/31/24 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $5.93 TBVPS1 Created 2019 – Q1 2024 (Excluding Accumulated Other Comprehensive Income) $0.08 2024 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 21 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 22

4Q23 1Q23 ($ in thousands, except per share data) 1Q24 4Q23 1Q23 % Chg. % Chg. Net Interest Income $ 31,721 $ 31,517 $ 35,982 1% (12%) Provision for Credit Losses (440) 1,571 550 Noninterest Income 8,380 7,579 6,925 11% 21% Noninterest Expense 28,553 29,695 27,529 (4%) 4% Income Tax Expense 2,630 1,640 3,328 Net Income (GAAP) $ 9,358 $ 6,190 $ 11,500 51% (19%) Non-GAAP Reconciliations Noninterest Income (1,346) - - Noninterest Expense - 925 - Income Tax Effect Of Adjustments 348 (239) - Operating Earnings (Non-GAAP) $ 8,360 $ 6,876 $ 11,500 22% (27%) Operating PPNR Earnings (Non-GAAP) $ 10,202 $ 10,326 $ 15,378 (1%) (34%) 4Q23 1Q23 Non-GAAP Performance Metrics 1Q24 4Q23 1Q23 % Chg. % Chg. Diluted Operating Earnings Per Share $ 0.49 $ 0.41 $ 0.68 22% (27%) Tangible Book Value Per Common Share $ 21.12 $ 20.76 $ 19.66 2% 7% Operating Return on Average Assets 0.69% 0.57% 0.97% Operating PPNR Return on Average Assets 0.84% 0.86% 1.30% Operating Return on Average Tang. Common Equity 9.5% 8.0% 14.4% Operating Efficiency Ratio 73.5% 73.4% 64.0% 1Q24 vs. 1Q24 vs. 23 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding INCOME STATEMENT: DETAILED FIRST QUARTER RESULTS

1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 Operating Earnings Net Income (GAAP) $ 9,358 $ 6,190 $ 2,067 $ 8,836 $ 11,500 $ 13,004 $ 11,543 $ 10,215 Noninterest Income: Securities (Gains) Losses - - 6,801 - - (144) - - Gain on Sale of Branch Building / ADECA Termination Proceeds (1,346) - - - - - - - Noninterest Expenses: Donation of a Former Branch Location - 250 - - - - - - Accruals For Pending Litigation - 675 - - - - - - Merger Related And Restructuring Expenses - - 110 - - (45) 87 81 Income Taxes: Income Tax Effect Of Adjustments 348 (239) (1,785) - - 49 (22) (21) Operating Earnings (Non-GAAP) $ 8,360 $ 6,876 $ 7,193 $ 8,836 $ 11,500 $ 12,864 $ 11,608 $ 10,275 Operating Earnings Per Common Share (Non-GAAP): Basic $ 0.50 $ 0.41 $ 0.43 $ 0.53 $ 0.69 $ 0.77 $ 0.69 $ 0.61 Diluted 0.49 0.41 0.43 0.52 0.68 0.76 0.69 0.61 Operating Noninterest Income Noninterest Income (GAAP) $ 8,380 $ 7,579 $ 691 $ 7,130 $ 6,925 $ 7,125 $ 6,250 $ 7,229 Securities (Gains) Losses - - 6,801 - - (144) - - Gain on Sale of Branch Building / ADECA Termination Proceeds (1,346) - - - - - - - Operating Noninterest Income (Non-GAAP) $ 7,034 $ 7,579 $ 7,492 $ 7,130 $ 6,925 $ 6,981 $ 6,250 $ 7,229 Operating Noninterest Expense Noninterest Expense (GAAP) $ 28,553 $ 29,695 $ 28,516 $ 27,410 $ 27,529 $ 27,416 $ 27,230 $ 25,926 Donation of a Former Branch Location - (250) - - - - - - Accruals For Pending Litigation - (675) - - - - - - Merger Related And Restructuring Expenses - - (110) - - 45 (87) (81) Operating Noninterest Expense (Non-GAAP) $ 28,553 $ 28,770 $ 28,406 $ 27,410 $ 27,529 $ 27,461 $ 27,143 $ 25,845 Operating Revenue Net Interest Income (GAAP) $ 31,721 $ 31,517 $ 31,006 $ 31,575 $ 35,982 $ 37,612 $ 36,708 $ 33,062 Operating Noninterest Income (Non-GAAP) 7,034 7,579 7,492 7,130 6,925 6,981 6,250 7,229 Operating Revenue (Non-GAAP) 38,755 39,096 38,498 38,705 42,907 44,593 42,958 40,291 Operating Pre-Provision, Net Revenue ("PPNR") Earnings Operating Revenue (Non-GAAP) $ 38,755 $ 39,096 $ 38,498 $ 38,705 $ 42,907 $ 44,593 $ 42,958 $ 40,291 Operating Noninterest Expense (Non-GAAP) (28,553) (28,770) (28,406) (27,410) (27,529) (27,461) (27,143) (25,845) Operating PPNR Earnings (Non-GAAP) $ 10,202 $ 10,326 $ 10,092 $ 11,295 $ 15,378 $ 17,132 $ 15,815 $ 14,446 Non-GAAP Return Ratios Operating Return On Average Assets (Non-GAAP)(1) 0.69% 0.57% 0.60% 0.75% 0.97% 1.10% 0.96% 0.88% Operating PPNR Return On Average Assets (Non-GAAP)(2) 0.84% 0.86% 0.84% 0.96% 1.30% 1.46% 1.30% 1.23% Return On Average Tangible Common Equity (Non-GAAP)(3) 10.62% 7.18% 2.43% 10.57% 14.45% 16.65% 14.36% 13.02% Operating Return On Average Shareholders' Equity (Non-GAAP)(4) 7.29% 6.07% 6.41% 7.98% 10.79% 12.15% 10.83% 9.82% Operating Return On Average Tangible Common Equity (Non-GAAP)(5) 9.49% 7.98% 8.46% 10.57% 14.45% 16.47% 14.44% 13.09% Operating Efficiency Ratio Efficiency Ratio (GAAP) 71.20% 75.95% 89.96% 70.82% 64.16% 61.28% 63.39% 64.35% Adjustment For Taxable Equivalent Yields (0.17%) (0.18%) (0.27%) (0.18%) (0.14%) (0.22%) (0.25%) (0.27%) Adjustment For Securities (Gains) Losses - - (15.89%) - - 0.20% - - Adjustment For Sale of Branch Building 2.46% - - - - - - - Adjustment For Donation of a Former Branch Location - (0.64%) - - - - - - Adjustment For Accruals For Pending Litigation - (1.72%) - - - - - - Adjustment For Merger Expenses - - (0.20%) - - 0.10% (0.21%) (0.20%) Operating Efficiency Ratio (Non-GAAP) 73.50% 73.41% 73.60% 70.64% 64.02% 61.36% 62.93% 63.88% NON-GAAP RECONCILIATION 24 1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets. 2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets. 3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP). 4. Operating return on average shareholders’ equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity. 5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). $ in Thousands, unless otherwise indicated

NON-GAAP RECONCILIATION 25 1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets. 2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets. 3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP). 4. Operating return on average shareholders’ equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity. 5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). $ in Thousands, unless otherwise indicated 1Q22 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 Operating Earnings Net Income (GAAP) $ 8,259 $ 6,655 $ 9,600 $ 8,778 $ 9,756 $ 9,030 $ 6,395 $ 6,174 Noninterest Income: Securities (Gains) Losses - - (45) - - - 9 (16) Gain on Sale of Branch Building / ADECA Termination Proceeds - - - - - (465) - - Noninterest Expenses: Donation of a Former Branch Location - - - - - - - - Accruals For Pending Litigation - - - - - - - - Merger Related And Restructuring Expenses 439 2,762 464 372 103 702 290 1,477 Income Taxes: Income Tax Effect Of Adjustments (113) (713) (108) (96) (27) (62) (77) (382) Operating Earnings (Non-GAAP) $ 8,585 $ 8,704 $ 9,911 $ 9,054 $ 9,832 $ 9,205 $ 6,617 $ 7,253 Operating Earnings Per Common Share (Non-GAAP): Basic $ 0.51 $ 0.52 $ 0.64 $ 0.60 $ 0.65 $ 0.61 $ 0.44 $ 0.48 Diluted 0.51 0.52 0.63 0.60 0.65 0.61 0.44 0.48 Operating Noninterest Income Noninterest Income (GAAP) $ 7,111 $ 6,806 $ 6,309 $ 5,143 $ 5,691 $ 4,976 $ 4,121 $ 3,511 Securities (Gains) Losses - - (45) - - - 9 (16) Gain on Sale of Branch Building / ADECA Termination Proceeds - - - - - (465) - - Operating Noninterest Income (Non-GAAP) $ 7,111 $ 6,806 $ 6,264 $ 5,143 $ 5,691 $ 4,511 $ 4,130 $ 3,495 Operating Noninterest Expense Noninterest Expense (GAAP) $ 25,718 $ 27,823 $ 23,309 $ 20,797 $ 19,464 $ 19,953 $ 19,167 $ 18,806 Donation of a Former Branch Location - - - - - - - - Accruals For Pending Litigation - - - - - - - - Merger Related And Restructuring Expenses (439) (2,762) (464) (372) (103) (702) (290) (1,477) Operating Noninterest Expense (Non-GAAP) $ 25,279 $ 25,061 $ 22,845 $ 20,425 $ 19,361 $ 19,251 $ 18,877 $ 17,329 Operating Revenue Net Interest Income (GAAP) $ 30,118 $ 29,855 $ 30,382 $ 26,897 $ 26,260 $ 26,506 $ 26,043 $ 25,746 Operating Noninterest Income (Non-GAAP) 7,111 6,806 6,264 5,143 5,691 4,511 4,130 3,495 Operating Revenue (Non-GAAP) 37,229 36,661 36,646 32,040 31,951 31,017 30,173 29,241 Operating Pre-Provision, Net Revenue ("PPNR") Earnings Operating Revenue (Non-GAAP) $ 37,229 $ 36,661 $ 36,646 $ 32,040 $ 31,951 $ 31,017 $ 30,173 $ 29,241 Operating Noninterest Expense (Non-GAAP) (25,279) (25,061) (22,845) (20,425) (19,361) (19,251) (18,877) (17,329) Operating PPNR Earnings (Non-GAAP) $ 11,950 $ 11,600 $ 13,801 $ 11,615 $ 12,590 $ 11,766 $ 11,296 $ 11,912 Non-GAAP Return Ratios Operating Return On Average Assets (Non-GAAP)(1) 0.76% 0.77% 1.00% 1.01% 1.19% 1.14% 0.79% 0.93% Operating PPNR Return On Average Assets (Non-GAAP)(2) 1.05% 1.03% 1.39% 1.30% 1.52% 1.45% 1.35% 1.53% Return On Average Tangible Common Equity (Non-GAAP)(3) 10.39% 8.18% 12.84% 12.54% 14.41% 13.43% 9.72% 9.80% Operating Return On Average Shareholders' Equity (Non-GAAP)(4) 8.14% 8.09% 10.01% 9.83% 11.05% 10.34% 7.57% 8.58% Operating Return On Average Tangible Common Equity (Non-GAAP)(5) 10.80% 10.70% 13.26% 12.93% 14.53% 13.69% 10.06% 11.51% Operating Efficiency Ratio Efficiency Ratio (GAAP) 69.08% 75.89% 63.53% 64.91% 60.92% 63.38% 63.54% 64.28% Adjustment For Taxable Equivalent Yields (0.31%) (0.32%) (0.25%) (0.30%) (0.28%) (0.30%) (0.32%) (0.34%) Adjustment For Securities (Gains) Losses - - (0.08%) - - - 0.02% (0.04%) Adjustment For Sale of Branch Building - - - - - - - - Adjustment For Donation of a Former Branch Location - - - - - - - - Adjustment For Accruals For Pending Litigation - - - - - - - - Adjustment For Merger Expenses (1.17%) (7.50%) (1.10%) (1.15%) (0.32%) (2.22%) (0.99%) (4.95%) Operating Efficiency Ratio (Non-GAAP) 67.60% 68.07% 62.09% 63.46% 60.32% 60.86% 62.25% 58.95%

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 26 2. Totals may not add due to rounding $ in Thousands, unless otherwise indicated 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 Tangible Common Equity: Shareholders' Equity (GAAP) $ 466,796 $ 459,886 $ 446,652 $ 444,847 $ 443,399 $ 432,452 $ 414,711 $ 420,427 Less Goodwill And Other Intangible Assets 106,537 107,148 107,792 108,439 109,114 109,772 110,460 104,582 Tangible Common Equity (Non-GAAP) $ 360,259 $ 352,738 $ 338,860 $ 336,408 $ 334,285 $ 322,680 $ 304,251 $ 315,845 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 461,148 $ 449,526 $ 445,432 $ 444,283 $ 432,382 $ 420,037 $ 425,365 $ 419,726 Less Goodwill And Other Intangible Assets 106,920 107,551 108,194 108,851 109,537 110,206 106,483 104,986 Average Tangible Common Equity (Non-GAAP) $ 354,228 $ 341,975 $ 337,238 $ 335,432 $ 322,845 $ 309,831 $ 318,882 $ 314,740 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 27.37 $ 27.07 $ 26.28 $ 26.16 $ 26.08 $ 25.59 $ 24.56 $ 24.88 Adjustment Due To Goodwill And Other Intangible Assets (6.25) (6.31) (6.34) (6.38) (6.42) (6.50) (6.54) (6.19) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 21.12 $ 20.76 $ 19.94 $ 19.78 $ 19.66 $ 19.09 $ 18.02 $ 18.69 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 4,954,690 $ 4,829,387 $ 4,797,171 $ 4,745,800 $ 4,769,805 $ 4,637,498 $ 4,796,911 $ 4,788,113 Less Goodwill And Other Intangibles 106,537 107,148 107,792 108,439 109,114 109,772 110,460 104,582 Tangible Assets (Non-GAAP) $ 4,848,153 $ 4,722,239 $ 4,689,379 $ 4,637,361 $ 4,660,691 $ 4,527,726 $ 4,686,451 $ 4,683,531 Tangible Common Equity To Tangible Assets (Non-GAAP): 7.43% 7.47% 7.23% 7.25% 7.17% 7.13% 6.49% 6.74%

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 27 2. Totals may not add due to rounding $ in Thousands, unless otherwise indicated 1Q22 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 Tangible Common Equity: Shareholders' Equity (GAAP) $ 420,042 $ 429,430 $ 424,720 $ 373,393 $ 364,058 $ 357,168 $ 349,789 $ 343,488 Less Goodwill And Other Intangible Assets 105,215 105,852 104,930 90,966 86,350 86,471 86,710 86,327 Tangible Common Equity (Non-GAAP) $ 314,827 $ 323,578 $ 319,790 $ 282,427 $ 277,708 $ 270,697 $ 263,079 $ 257,161 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 427,945 $ 426,808 $ 392,798 $ 369,325 $ 360,919 $ 354,026 $ 347,907 $ 339,861 Less Goodwill And Other Intangible Assets 105,617 104,193 96,250 88,551 86,424 86,561 86,206 86,484 Average Tangible Common Equity (Non-GAAP) $ 322,328 $ 322,615 $ 296,548 $ 280,774 $ 274,495 $ 267,465 $ 261,701 $ 253,377 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 24.86 $ 25.56 $ 25.28 $ 24.71 $ 24.10 $ 23.64 $ 22.96 $ 22.57 Adjustment Due To Goodwill And Other Intangible Assets (6.23) (6.30) (6.25) (6.02) (5.71) (5.72) (5.69) (5.67) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 18.64 $ 19.26 $ 19.03 $ 18.69 $ 18.39 $ 17.92 $ 17.27 $ 16.90 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 4,718,579 $ 4,611,579 $ 4,384,031 $ 3,654,356 $ 3,557,203 $ 3,304,949 $ 3,387,588 $ 3,265,985 Less Goodwill And Other Intangibles 105,215 105,852 104,930 90,966 86,350 86,471 86,710 86,327 Tangible Assets (Non-GAAP) $ 4,613,364 $ 4,505,727 $ 4,279,101 $ 3,563,390 $ 3,470,853 $ 3,218,478 $ 3,300,878 $ 3,179,658 Tangible Common Equity To Tangible Assets (Non-GAAP): 6.82% 7.18% 7.47% 7.93% 8.00% 8.41% 7.97% 8.09%

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 28 2. Totals may not add due to rounding $ in Thousands, unless otherwise indicated 2023Y 2022Y 2021Y 2020Y 2019Y 2018Y Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 459,886 $ 432,452 $ 429,430 $ 357,168 $ 312,747 $ 283,011 Less Goodwill And Other Intangible Assets 107,148 109,772 105,852 86,471 77,193 79,034 Tangible Common Equity (Non-GAAP) $ 352,738 $ 322,680 $ 323,578 $ 270,697 $ 235,554 $ 203,977 Less Adjustment Due to AOCI (Loss) (25,907) (35,324) 1,443 2,183 168 (2,765) Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 378,645 $ 358,004 $ 322,135 $ 268,514 $ 235,386 $ 206,742 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 27.07 $ 25.59 $ 25.56 $ 23.64 $ 22.33 $ 20.31 Adjustment Due To Goodwill And Other Intangible Assets (6.31) (6.50) (6.30) (5.72) (5.51) (5.67) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 20.76 $ 19.09 $ 19.26 $ 17.92 $ 16.82 $ 14.64 Less Adjustment Due to AOCI (Loss) (1.52) (2.09) 0.09 0.14 0.01 (0.20) Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)(1)(2) $ 22.29 $ 21.18 $ 19.17 $ 17.77 $ 16.80 $ 14.84 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 466,796 $ 459,886 $ 446,652 $ 444,847 $ 443,399 $ 432,452 Less Goodwill And Other Intangible Assets 106,537 107,148 107,792 108,439 109,114 109,772 Tangible Common Equity (Non-GAAP) $ 360,259 $ 352,738 $ 338,860 $ 336,408 $ 334,285 $ 322,680 Less Adjustment Due to AOCI (Loss) (27,425) (25,907) (34,156) (35,017) (28,620) (35,324) Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 387,684 $ 378,645 $ 373,016 $ 371,425 $ 362,905 $ 358,004 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 27.37 $ 27.07 $ 26.28 $ 26.16 $ 26.08 $ 25.59 Adjustment Due To Goodwill And Other Intangible Assets (6.25) (6.31) (6.34) (6.38) (6.42) (6.50) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 21.12 $ 20.76 $ 19.94 $ 19.78 $ 19.66 $ 19.09 Less Adjustment Due to AOCI (Loss) (1.61) (1.52) (2.01) (2.06) (1.68) (2.09) Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)(1)(2) $ 22.73 $ 22.29 $ 21.95 $ 21.84 $ 21.34 $ 21.18

CONTACT 29 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com

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